As filed with the Securities and Exchange Commission on October 7, 2011

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 6, 2011

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina 28255

(Address of principal executive offices)

(704) 386-5681

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

As previously disclosed in a Current Report on Form 8-K dated September 6, 2011, Bank of America Corporation (the “Registrant”) announced a management reorganization, including the departures of Sallie L. Krawcheck, former president of Global Wealth and Investment Management, and Joe L. Price, former president of Global Consumer and Small Business Banking, effective the same day.

On October 6, 2011, the Registrant entered into separate General Release and Separation Agreements with each of Ms. Krawcheck and Mr. Price (together, the “Agreements”). Under their respective Agreements, Ms. Krawcheck and Mr. Price each agreed to a general release of claims against the Registrant and its subsidiaries and affiliates, and to one-year covenants not to compete with the Registrant and not to solicit employees or customers of the Registrant. In addition, both former executives agreed to other customary covenants and confidentiality provisions. In consideration of Ms. Krawcheck’s and Mr. Price’s releases of claims and agreements to these restrictive covenants, the Agreements provide that each of Ms. Krawcheck and Mr. Price will receive: installment payments equal to 52 weeks of their regular base salary, or $850,000, in each case, and group health coverage benefits and outplacement services for the period they receive the installment payments. In addition, Ms. Krawcheck’s Agreement provides that she will receive a one-time, supplemental lump sum payment of $5,150,000 and Mr. Price’s Agreement provides that he will receive a one-time, supplemental lump sum payment of $4,150,000, in each case payable by the Registrant one year following Ms. Krawcheck’s and Mr. Price’s separation date. If either Ms. Krawcheck or Mr. Price breaches the terms of their respective Agreements, the Registrant may discontinue any remaining payments or benefits provided by the Agreements and require reimbursement of the value of any payments and benefits previously received by Ms. Krawcheck or Mr. Price under the Agreements. Neither Ms. Krawcheck nor Mr. Price will be eligible to receive any incentive award for the 2011 fiscal year. The Compensation and Benefits Committee of the Registrant’s Board of Directors approved the terms of each Agreement on October 5, 2011.

The above description of the Agreements is qualified in its entirety by reference to the complete terms and conditions of the Agreements, which are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

10.1	General Release and Separation Agreement dated October 6, 2011 between Bank of America Corporation and Sallie L. Krawcheck

10.2	General Release and Separation Agreement dated October 6, 2011 between Bank of America Corporation and Joe L. Price

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Craig T. Beazer
Craig T. Beazer
Deputy General Counsel

Dated: October 7, 2011

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

10.1	General Release and Separation Agreement dated October 6, 2011 between Bank of America Corporation and Sallie L. Krawcheck

10.2	General Release and Separation Agreement dated October 6, 2011 between Bank of America Corporation and Joe L. Price